UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2005
CHINA MEDIA GROUP CORPORATION (Exact name of registrant as specified in its charter)
Texas (State or other jurisdiction of incorporation)	000-50431 (Commission File Number)	33-0034926 (IRS Employer Identification No.)
420 E. Pleasant Run Rd., Suite 346-186, Cedar Hill Texas 75104 (Address of principal executive offices)		75252 (Zip Code)
Registrant’s telephone number, including area code
International Debt Exchange Associates, Inc. (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant's  Business  and  Operations

Item  1.01  Entry into a Material Definitive Agreement.

On or about October 12, 2005, the Registrant, China Media Group Corporation (“CMG”) entered into a Non-Binding Agreement for the Sale and Purchase of Shares of Cody Ventures Corporation (“CVC”) and a Subscription of New Shares in the Capital of CMG (the “Purchase Agreement”) with Central High Limited (“CHL”), whereby CMG will acquire 50,000,000 common shares of CVC – representing 52.1% of the issued and outstanding shares of CVC - in exchange for 30,000,000 new common CMG Subscription Shares to be issued to CHL.

CHL will sell 50,000,000 issued shares in the capital of CVC to CMG as part of the Purchase Agreement.

CVC is in the advertising and publishing business, operating a free weekly publication called Tidbits in the Southwest Dallas county.  CVC is quoted on the Pink Sheets under the symbol CDYV.PK.

Con Unerkov, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

Alex Ho, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

The Purchase Agreement filed herewith as Exhibit 10.0 and the description of the transaction contained herein is qualified in its entirety by referent to such Exhibit.

On or about October 12, 2005, the Registrant, China Media Group Corporation (“CMG”) entered into a Non-Binding Agreement for the Sale and Purchase of Shares of Good World Investments Limited (“GWI””) and a Subscription of New Shares in the Capital of CMG (the “Purchase Agreement”) with Central High Limited (“CHL”), whereby CMG will acquire 50,000  common shares of GWI – representing 100% of the issued and outstanding shares of GWI – in exchange for 50,000,000 new common CMG Subscription Shares to be issued to CHL.

CHL is the registered holder and beneficial owner of 50,000 issued shares in the capital of GWI to be sold to CMG as part of the Purchase Agreement.

GWI has entered into a conditional agreement to acquire 50% of Beijing Ren Ren Health Culture Promotion Limited, which has been granted a nationwide advertising license in China covering the media of television, newspaper, magazine, outdoor billboards and internet, and through advertising these media, is working with the Chinese Government to promote health education.

Con Unerkov, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

Alex Ho, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

Exhibit No.	Description of Exhibit
10.0

Agreement for the Sale and Purchase of Shares of Cody Ventures Corporation and Subscription of New Shares in the Capital of China Media Group Corporation by and between China Media Group Corporation and Central High Limited.

10.1

Agreement for the Sale and Purchase of Shares of Good World Investments Limited and Subscription of New Shares in the Capital of China Media Group Corporation by and between China Media Group Corporation and Central High Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Media Group Corporation

(Registrant)

October 13, 2005

Date

/s/ Con Unerkov

Con Unerkov, President

(Signature)*

*Print name and title of the signing officer under his signature.